Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ayman S. Ashour, Chief Executive Officer of SCM Microsystems, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of SCM Microsystems, Inc. for the fiscal year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects, the financial condition and results of operations of SCM Microsystems, Inc.

Dated: March 8, 2010	By:	/s/ AYMAN S. ASHOUR
Ayman S. Ashour Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to SCM Microsystems, Inc. and will be retained by SCM Microsystems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.